a

Sales Partner Agreement

Issue:

Version 1.4

Issue Date:

February 2010

Issued By:

2709 Innovations

Author:

R. Breen

Business Confidential

05/03/2010

Sales Partner Agreement

Copyright Notice

This document contains confidential information that is the property of Data Technologies t/a 2709 Innovations (“2709”) Unit 165, Applewood Heights, Greystones, Co Wicklow, Ireland and is issued in confidence and must not be reproduced in whole or part or used in any form whatsoever nor given or communicated to any third party without the prior consent of 2709 Innovations.

Copyright © 2709 Innovations 2006 - 2010

All rights reserved

This document was prepared using:

MSWord 2003

All registered trademarks are recognised as the Property of their respective owners

Business Confidential

05/03/2010

Sales Partner Agreement

1.

Preface

1.1.

Associated Documents

TITLE	AUTHOR	DATE	DOCUMENT NAME

1.2.

Document Change Control

REVISION NR	DATE	DESCRIPTION	AUTHORS

1.3.

Document Distribution

RECIPIENT	FUNCTION

Business Confidential

05/03/2010

Sales Partner Agreement

Table of Contents

1.

PREFACE

3

1.1.

ASSOCIATED DOCUMENTS

3

1.2.

DOCUMENT CHANGE CONTROL

3

1.3.

DOCUMENT DISTRIBUTION

3

2.

APPOINTMENT

6

2.1.

SALES PARTNER

6

2.2.

2709 INNOVATIONS PRODUCTS

6

2.3.

PERFORMANCE

6

3.

TERM

7

4.

MARKETING OPPORTUNITIES

7

5.

GENERAL RESELLER OBLIGATIONS OF COMPANY

7

5.1.

GOVERNMENT REQUIREMENTS

7

5.2.

BUSINESS PRACTICES

7

6.

CONFIDENTIALITY

7

7.

LIMITED WARRANTIES

8

8.

LIMITATION OF LIABILITY

8

9.

INTELLECTUAL PROPERTY RIGHTS

9

9.1.

TRADEMARKS AND TRADE NAMES

9

9.2.

LIMITED RIGHTS

9

9.3.

COPIES, MODIFICATIONS, AND REVERSE ENGINEERING

9

9.4.

NOTICES

9

9.5.

PROTECTION OF TRADEMARKS

9

10.

INDEMNIFICATION

10

11.

TERMINATION

10

12.

EFFECTS OF TERMINATION

10

13.

NON-COMPETITION

11

14.

TAXES

12

15.

ASSIGNMENT

12

16.

INDEPENDENT CONTRACTORS

13

17.

GENERAL

13

EXHIBIT A

15

A.

REQUIREMENTS:

15

B.

BENEFITS:

15

C.

ACTIVITIES:

15

D.

FEES AND COMMISSIONS:

16

E.

PRICE LIST CHANGES:

16

Business Confidential

05/03/2010

Sales Partner Agreement

F.

CURRENCY:

17

EXHIBIT B

18

EXHIBIT C

19

Business Confidential

05/03/2010

Sales Partner Agreement

AGREEMENT DOCUMENT

This Sales Partner Agreement ("Agreement") is entered into on 1st day of March 2010 (the "Effective Date") by and between Data Technologies t/a 2709 Innovations ("2709"), an Irish Company with a place of business at Unit 165, Applewood Heights, Greystones, Co. Wicklow, Ireland and Portlogic Systems Inc. (“Company”) with its principal place of business at First Canadian Place, 100 King Street West, Suite 5700 Toronto, Ontario, Canada M5X 1K7, on the following terms and conditions.

2.

Appointment

2.1. Sales Partner

Subject to the terms and conditions set forth in this Agreement, 2709 hereby appoints Company, and Company hereby accepts its appointment, as a 2709 “Sales Partner” for the purpose of identifying and pursuing customers for systems and solutions involving certain 2709 software products (“2709 Products”) and reselling the 2709 Products in accordance with the 2709 Sales Partner Program outlined in this Agreement and Exhibit A.  The appointment of Company as a Sales Partner is exclusive in the Territory for a period of twelve months and is non-assignable and permits Company to market and resell 2709 Innovations Products to all agreed customers as defined in Exhibit C.  Exclusivity reverts if Company does not meet revenue targets and timelines as outlined in Exhibits A and D.  The Company hereby certifies and agrees that, in consideration of the benefits of such appointment, Company will comply with the terms and conditions of this Agreement and will use its best efforts to market and promote systems and solutions involving 2709 Innovations Products.

2.2.

2709 Innovations Products

2709 Innovations Products to be included under this agreement are listed in Exhibit C. 2709 may, in agreement with Company, remove or add other software products to Exhibit C.

2.3.

Performance

Company understands that its rights and obligations as a Sales Partner and/or Reseller will be determined in part by its ability to meet certain program requirements as more fully described in this Agreement and Exhibit A, and that such requirements may change from time to time as also set forth on Exhibit A.  In addition, Company’s rights as an Sales Partner and/or Reseller may be terminated pursuant to Section 11(a) hereof, at any time if, in the opinion of 2709, Company is not then-currently in compliance with the applicable Sales Partner and/or Reseller requirements.

Business Confidential

05/03/2010

Sales Partner Agreement

3.

Term

This Agreement shall become effective on the Effective Date and shall continue for an initial term of one (1) years, unless either party terminates this Agreement as provided for in Section 11. This Agreement may be renewed for additional one-year periods upon mutual written agreement of the parties.

4.

Marketing Opportunities

Company will be expected to independently promote the sale of 2709 Products to customers in its target markets and generate its own leads, as more fully described in Exhibit A.

5.

General Reseller Obligations of Company

Company is not authorized to reproduce, modify or repackage the 2709 Products without express consent and approval from 2709.

5.1.

Government Requirements

Company shall obtain and maintain all permits, licenses and government registrations necessary or appropriate to perform hereunder and shall make all filings with governmental authorities required of this Agreement by applicable law, including without limitation those necessary to enable Company to make payments to 2709 in the currency specified in Exhibit A.  This Agreement is in all respects subject to compliance with all such requirements.  On 2709's request Company shall provide 2709 written assurances of such compliance.

5.2.

Business Practices

Both 2709 and Company shall (a) conduct business in a manner that reflects favorably at all times on the Products, goodwill and reputation of both companies, (b) avoid deceptive, misleading or unethical practices, (c) make no false or misleading representations with regard to either 2709 or Company, their Affiliates or the Products, (d) not knowingly solicit orders from any customer that engages in illegal or deceptive trade practices, or any other practices proscribed under this Agreement.

6.

Confidentiality

Each party expressly undertakes to retain in confidence all information and know-how transmitted to the other that the disclosing party has identified as being proprietary and/or confidential (“Confidential Information”), and expressly undertakes to make no use of Confidential Information except as required to perform its obligations under this Agreement during its term.  All Confidential Information shall be treated by the receiving party with the same degree of care as is used with respect to the receiving party’s own information of like importance that is to be kept confidential to prevent disclosure to any third party.  However, neither party shall have an obligation to maintain the confidentiality of information that:  (a) is already in the public domain or subsequently becomes available to the public through no breach of this Agreement by the receiving party; (b) was lawfully in the receiving party’s possession prior to receipt from the disclosing party;

Business Confidential

05/03/2010

Sales Partner Agreement

(c) is received independently from a third party free to lawfully disclose such information to the receiving party; (d) is generally made available to third parties by the disclosing party without restrictions on disclosure; or (e) is disclosed pursuant to a court order, provided that the receiving party shall provide the disclosing party reasonable notice of such order and the opportunity to object to or limit such disclosure.

Unless otherwise mutually agreed in writing, the receiving party’s obligations hereunder with respect to each item of Confidential Information shall survive for three (3) years after the termination or expiration of this Agreement.  Notwithstanding the foregoing, Company agrees to maintain in strict confidence any functional and design specifications and release plans concerning 2709 Products revealed to Company, which have not been generally released to the public.

7.

Limited Warranties

2709 agrees that it shall provide to customers those warranties set forth in each software license agreement accepted by 2709. 2709’s entire liability and obligation arising out of this Agreement or any customer license agreement (including any liability for intellectual property infringement) shall be the remedies expressly set forth in such customer license agreement, which shall be provided directly to the affected customer.

The warranties set forth in this section 7 are the sole warranties made by 2709 with respect to the 2709 products or otherwise arising out of this agreement and are in lieu of all other representations, conditions or warranties of any kind, express, implied, statutory, or otherwise, including, but not limited to, any implied warranties or conditions of merchantability, merchantable quality, title, non-infringement, and fitness for a particular purpose, or those arising from a course of dealing or usage of trade, all such warranties being hereby fully disclaimed.

8.

Limitation of Liability

2709 and its officers, employees, agents, partners, affiliates, and suppliers will not be liable to company for any costs of substitute goods or services or for any special, punitive, indirect, incidental or consequential damages arising out of this agreement or the breach thereof, or arising out of a customer’s or any other third party’s possession or use of or inability to use the 2709 products, regardless of whether 2709 has been informed of the possibility of such damages or claims.

2709 shall not, by reason of the discontinuation or modification of any 2709 software products or the termination or non-renewal of this agreement, be liable to company for compensation, reimbursement or damages on account of the loss of prospective profits, or on account of expenditures, investments or commitments made in connection with the establishment, development or maintenance of company's business.

The foregoing limitations shall apply regardless of the form of action, whether in contract, negligence, strict liability, tort, products liability or otherwise, even when other remedies are impossible, ineffective, or fail of their essential purpose, AND even when a fundamental breach is involved.

Business Confidential

05/03/2010

Sales Partner Agreement

9.

INTELLECTUAL PROPERTY RIGHTS

9.1.Trademarks and Trade Names

Company shall be entitled to use 2709s trademarks, trade names, service marks, logos or other marks or symbols (collectively, the "Marks") only for the purpose of performing its obligations under this Agreement and only with the other party’s prior written consent in each case with respect to the purpose, manner, and form of such use (including compliance with any usage guidelines promulgated by 2709 from time to time).  Except as expressly provided herein, nothing in this Agreement grants Company any right, title, or interest in the 2709’s Marks.  At no time during or after the term of this Agreement will Company challenge or assist others to challenge the 2709’s Marks, or the registration thereof, or attempt to register, use, or permit to be used, any of 2709’s Marks, or names or marks confusingly similar to such Marks.  All goodwill associated with the use of 2709’s Marks by the other party shall inure to the benefit of 2709.  Company agrees to include correct trademark notices and symbols on all advertisements, sales literature, dealer materials, press releases and other marketing materials, which use 2709’s Marks.  During the term of this Agreement and subject to this Section 9, Company is also entitled to use, in its advertising and sales literature, the phrase " 2709 Innovations Sales Partner", the associated Sales Partner logo, and phrases identifying Company as a “certified partner” with respect to those 2709 Products which it is properly certified to sell.

9.2.

Limited Rights

Company shall not acquire any right to the copyrights, patent rights, trade secrets, commercial symbols, goodwill, or other form of intellectual or commercial property of 2709 or any Affiliates and shall not use such property or rights in any manner, except as herein permitted.

9.3.

Copies, Modifications, and Reverse Engineering

Company shall not copy the Products.  Company shall not modify, reverse engineer, decompile, enhance, or make derivative works of the Products.  Any such unauthorized modifications, derivative works, and enhancements shall belong to 2709 and Company hereby assigns all rights in them (including moral rights) to 2709.  Company acknowledges that it has and shall have no right whatsoever, whether by the express terms of this Agreement or by any course of conduct, to use, review, or access the source code for the Products.

9.4.

Notices

Company shall not remove, change, or obliterate any copyright, confidential, or proprietary notices incorporated in, marked on, or affixed to the Products by 2709 or any Affiliate.

9.5.

Protection of Trademarks

As between the parties hereto, 2709 shall have sole and exclusive right to protect and defend its Trademarks, at its sole cost and expense.  Neither 2709 nor any Affiliate shall be liable to Company for any loss or damage suffered by Company as a result of

Business Confidential

05/03/2010

Sales Partner Agreement

the use of the Trademarks, any litigation or proceeding involving the Trademarks, or any failure to protect or defend the Trademarks.  Company shall cooperate fully with 2709 or an Affiliate or Partner, as applicable, in the defense and protection of the Trademarks, and shall promptly and fully advise 2709 of the use in the Territory of any mark infringing any of the Trademarks.

10.

Indemnification

Each party shall defend, indemnify and hold the other party and its affiliates, partners and directors harmless from any and all claims by any other party (including reasonable attorneys’ fees and costs of litigation) resulting from the other party’s own breaches, acts, omissions or misrepresentations, regardless of the form of action.

11.

Termination

In addition to those provisions expressly allowing for termination, this Agreement may be terminated as follows:

a)

Either party may terminate this Agreement fifteen (15) days after written notice of a material breach of this Agreement if such breach is not cured within such fifteen (15) day period.  However, if a breach cannot reasonably be cured within such fifteen (15) day period, then the breaching party will be granted a single 15-day extension to effectuate the cure.

(b)

2709 at its sole discretion acting reasonably may terminate this Agreement upon 30 days notice if in the sole opinion of 2709 Company has not achieved its sales targets, to be agreed prior to signing.

12.

Effects of Termination

 Upon the effective date of any termination of this Agreement, whether by expiration or otherwise:

(a)

If such termination is due to a breach by Company, the entire balance of any and all monies owed by Company to 2709 shall mature and become immediately due and payable; otherwise such monies will be paid as they become due;

(b)

2709 will pay to Company, as they become due, all fees directly resulting from Company’s activities that occurred while this Agreement was in effect, subject to the terms and conditions contained in this Agreement and subject to setoff of those amounts due 2709 pursuant to Section 11(a) above.  New claims for compensation may not be submitted by Company after a valid termination notice is served;

(c)

Company shall immediately cease marketing 2709 Products and using the Marks and other identifying phrases and logos of 2709.

(d)

Company shall remove from their equipment all copies of the Software, all tangible embodiments of 2709’ Confidential Information and any other materials

Business Confidential

05/03/2010

Sales Partner Agreement

provided to Company by 2709 pursuant to this Agreement and shall cease any and all use of the foregoing items.

(e)

2709 shall return to Company all tangible embodiments of Company’s Confidential Information and any other materials provided to 2709 by Company pursuant to this Agreement and shall cease any and all use of the foregoing items.

In addition to those provisions expressly surviving termination or expiration, Sections 6, 7, 8, 9 and 11 through 15 of this Agreement shall survive any termination or expiration of this Agreement and shall at all times continue to bind the parties and their legal representatives, successors, transferees and assignees.

13.

Non-Competition

13.1

The Company hereby covenants with and undertakes that:

13.1.1

It shall not at any time whilst a partner with or on ceasing to be a partner with 2709, at any time within a period of one year thereafter either alone or jointly or in conjunction with or on behalf of or through the agency of any person and whether as principal, agent, partner, shareholder, director, manager, adviser, consultant, employee or otherwise howsoever and whether directly or indirectly:

(a)

carry on or participate or assist or be engaged or concerned or interested in any business which competes with the relevant business carried on by 2709 or subsidiaries or associated companies

(b)

procure or seek to procure orders from or to do business with or procure directly or indirectly any other person to procure orders from or do business with any person in respect of or relating to the relevant business who has been at any time during the period of one year immediately preceding the date of this agreement, a customer of 2709’s or any associated company;

(c)

interfere or seek to interfere or take such steps as may interfere with the continuance of supplies to any 2709 Company (or the terms relating to such supplies) from any suppliers who at any time during the period of one year immediately preceding the date of this agreement have been supplying materials, components, products, goods or services to 2709 or any associated company;

(d)

solicit or entice away or offer employment to or endeavour to solicit or entice away or offer employment to any person who has at any time during the period of one year immediately preceding the date of this agreement been an employee, officer or manager of 2709’s or any other associated company whether or not such person would commit a breach

Business Confidential

05/03/2010

Sales Partner Agreement

of contract by reason of leaving the employment, office or service of 2709’s or other associated company;

(e)

enter into partnership with or appoint as a consultant or adviser any person who has been at any time during the period of one year preceding the date of this agreement an employee, officer or manager of 2709’s or any other associated company; and

(f)

use or adopt or purport to use or adopt the name or any trade or business name of 2709’s or any associated company for any purpose;

13.1.2

It shall not at any time after the date of termination of this agreement disclose or cause to be disclosed to any person or use for his own purposes or for any purposes other than those of 2709’s any Confidential Information and it shall use all reasonable endeavours to prevent the publication or disclosure of any such Confidential Information save as otherwise required by law; and

13.2

Each of the parties hereto hereby acknowledges and agrees that each of the undertakings contained in this clause 13 constitute entirely separate and severable and independent restrictions and that the duration, extent and application of the respective restrictions in this clause 13 hereof are no greater than is reasonable and necessary for the protection of 2709’s legitimate interests  and acknowledge that it has been advised on the terms and conditions of each of the covenants set out in this clause 13 but that if any such restriction shall be adjudged by any court or regulatory authority or agency of competent jurisdiction to be void or unenforceable but would be valid if part of the wording thereof was deleted and/or the period thereof was reduced and/or the geographical area dealt with thereby was reduced, the said restriction shall apply within the jurisdiction of that court or regulatory authority or agency with such modifications as may be necessary to make it valid, effective and enforceable to the greatest extent permissible within the jurisdiction of such court or regulatory authority or agency.

13.3

2709 acknowledges that Company may provide same or similar marketing services for its other partners.

14.

Taxes

As between Company and 2709, Company shall be responsible for all state and local taxes and withholding now or hereafter designated, levied, or imposed by any governmental authority on the transactions contemplated by this Agreement (including, but not limited to, any fees payable by one party to the other under this Agreement), except for taxes imposed on 2709’s income.

15.

Assignment

Company’s rights and obligations under this Agreement may not be assigned or otherwise transferred, directly or indirectly, whether in whole or in part, by merger, sale of asset, operation of law or otherwise, without the prior written consent of 2709, and any attempted such transfer or assignment shall be void and shall cause the

Business Confidential

05/03/2010

Sales Partner Agreement

immediate and automatic termination of this Agreement.  Due to the importance of Company’s ownership and management, the sale, transfer or assignment of 50% or more of Company’s capital stock, partnership interests, or voting rights shall be deemed an assignment of this Agreement.

16.

Independent Contractors

Each party shall perform its obligations hereunder as an independent contractor and shall be solely responsible for its own financial obligations.  Neither party shall have any right, power or authority to create any obligation, express or implied, on behalf of the other party.

17.

General

This Agreement, including any Exhibits attached hereto, constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous communications, representations, understandings, and agreements, either oral or written, between the parties relating to the marketing of 2709 Products as an Sales Partner.  In the event there is any inconsistency between the terms of this Agreement and the Exhibits attached hereto, the terms of this Agreement shall control.  This Agreement may only be amended by a writing executed by both parties, except that 2709 may modify the Exhibits as described in Exhibit A.  The parties have required that this Agreement and all documents related thereto be drawn up in English.  Unless stated otherwise, all references to currency means the currency unit indicated in Exhibit A. The laws of the Ireland, without reference to conflict of laws principles and without regard to the United Nations 1980 Convention on Contracts for the International Sale of Goods and any amendments thereto, shall govern this Agreement. The prevailing party in any litigation shall be entitled to all court costs and all expenses (including attorneys’ fees) arising out of such litigation, and such costs and expenses shall be included in the judgment.  Any notice, demand, or request required or permitted to be given hereunder shall be made in writing and shall be deemed effective when:  (i) delivered in person or sent by facsimile (followed by written confirmation); or (ii) five (5) business days after having been deposited with (a) the Irish postal service, postage prepaid, registered or certified, or (b) DHL, Federal Express, UPS or similar carrier with all charges for such delivery prepaid; and addressed to the receiving party’s Contact (as set forth on Exhibit B) at the address stated above.  Either party may change its address for purposes of this Agreement by written notice given in accordance herewith.  Neither the exercise nor the waiver by either party hereto of any right or remedy provided hereunder shall be construed as limiting such party's other rights and remedies at law or equity with respect to either different or continuing breaches by the other party.  If any portion of this Agreement is held to be unenforceable, invalid or contrary to public policy under any applicable statute or rule of law, it is, to that extent, omitted, but the remainder of this Agreement shall continue to be binding upon the parties hereto.

Business Confidential

05/03/2010

Sales Partner Agreement

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative as of the Effective Date hereof:

Portlogic Systems Inc.

 2709 Innovations

By:

/s/ Jueane Thiessen

By:      /s/ Ray Breen

Title:

Principal Executive Officer

Title:   Ray Breen

Date:

March 3, 2010

Date:

March 5, 2010

Business Confidential

05/03/2010

Sales Partner Agreement

Exhibit A

2709 Sales Partner Program Description

A.

REQUIREMENTS:

Company must maintain the following minimum requirements to be certified as a Sales Partner and receive the commission on sales of 2709 Products identified in Section E:

1.

Company must make reasonable efforts to maintain an understanding and technical appreciation of the items listed in the 2709 Product set. 2709 for its part will ensure that full product sales information and or documentation is made available to Company on all existing and new Products included on Exhibit C;

2.

Company agrees to use best efforts to promote the 2709 Products through sales and marketing activities;

3.

Company will agree six monthly sales targets in advance with 2709 as outlined in Exhibit D;

4.

Company must be in good standing with 2709. Company is in good standing with 2709 unless Company knowingly, without 2709’ prior approval:

a)

becomes overdue on any credit obligations owed to 2709;

b)

commits any breach of the Agreement;

c)

installs or demonstrates at a customer’s site a pre-release version of any 2709 software product(s );

B.

BENEFITS:

In addition to the commissions for 2709 Products described in Section D herein, the 2709 Sales Partner Program includes the following benefits:

1.

The Company (solely through certified individuals) will receive access to 2709’s library of products outlined in Exhibit C.  These products will be automatically updated through the 2709 Upgrade program;

2.

The Company (solely through the certified individuals) will have access to 2709’s Technical Support service, available during 2709’s business hours;

C.

ACTIVITIES:

Company is expected to perform the following activities:

Business Confidential

05/03/2010

Sales Partner Agreement

1.

Creation of and follow-up of high probability leads that will turn into sales opportunities

2.

Development and execution of sales programs designed to create new business opportunities.

3.

Participation in press releases, seminars, trade shows and select industry events.

4.

Participation in Product Development Cycle providing input from customer requirements.

D.

FEES AND COMMISSIONS:

The following section sets out the fees and/or commission to be paid to the Company subject to the conditions described below.

The Company shall be entitled to a 30% commission of the net end-user price of all 2709 Licence Products and Services sold by the Company pursuant to this agreement. This includes Services delivered by 2709 and the Annual Support Fee.

The Company shall be entitled to a 20% commission of the net recurring end-user charge for the service relating to the Product paid by the end-user to 2709 for the term of the contract.

For clarity purposes, the net recurring subscription shall mean the net amount received by the Company from the end-user.

The parties also acknowledge the following:-

(i)

No consideration is paid by 2709 to Company should the end-user cease or is unable to pay the recurring charge for the service for the period the end-user has not paid;

(ii)

Company is responsible in respect of his own taxation liability in respect of any such payments;

(iii)

Payment terms are 30 days;

(iv)

2709 will have the right to call upon the Company to submit details of all payments received from end-users, as governed and operated under the terms of this Agreement, for the term of the within Agreement and Company agrees to furnish such information within a reasonable period of time but in any event within 30 days of 2709’s request.

E.

PRICE LIST CHANGES:

2709 reserves the right to change the terms of this Exhibit, including any attachments thereto, at any time upon thirty (30) days prior written notice.  If Company elects not to continue in the 2709 Sales Partner Program after the publication of any program

Business Confidential

05/03/2010

Sales Partner Agreement

changes, then Company may terminate its participation via Section 11(b) of the Agreement.

F.

CURRENCY:

All amounts payable under this Agreement shall be calculated in ($) US Dollars, being the functional and reporting currency of Company, with remittances to 2709 translated into (€) Euro, being the legal currency circulating in Ireland, unless Company makes a special request in advance to make payment under a different currency and 2709 agrees.

Business Confidential

05/03/2010

Exhibit B

Sales Partner Contact List

2709 Innovations

Portlogic Systems Inc.

Contact: Ray Breen

Contact:  Jueane Thiessen

Business Confidential

05/03/2010

Sales Partner Agreement

EXHIBIT C

2709 PRODUCTS and TERRITORIES

Source	Product	Territory
2709 Innovations	All 2709 Products	North America
2709 Innovations	All 2709 Products	Caribbean

Business Confidential

05/03/2010

Sales Partner Agreement

EXHIBIT D

Six Month Initial Sales Target

Company agrees to initial six month sales target as follows:

Ninety Thousand US Dollars ($90,000.00)

If sales at the end of this six month period are not realized, exclusivity in territories as outlined in Exhibit C will be reviewed.

No other terms, rights or provisions of the Agreement are or should be considered to have been modified by these terms and each party retains all other rights, obligations, privileges and duties contained in the Agreement.

Business Confidential

05/03/2010